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                                   SSgA FUNDS

                        SUPPLEMENT DATED DECEMBER 9, 2003

                       TO THE SSgA CORE OPPORTUNITIES FUND
                       PROSPECTUS DATED DECEMBER 27, 2002
                    (AS SUPPLEMENTED THROUGH OCTOBER 8, 2003)

Effective immediately, the Principal Investment Strategy of the SSgA Core Opportunities Fund is restated in its entirety as follows:

     The fund will invest primarily in large and medium capitalization equity securities. The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The fund is focused, holding typically less than 75 individual stocks. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concentrating on competitive advantages and growth drivers. The fund is diversified across economic sectors, and overweight to sectors which, in the team's view, stand to benefit from the economic climate. Fund holdings are driven by the analysts' best ideas, yet balanced to ensure broad diversification by individual stock and sector.

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                                   SSgA FUNDS

                        SUPPLEMENT DATED DECEMBER 9, 2003

                 TO THE SSgA LARGE CAP GROWTH OPPORTUNITIES FUND
                         PROSPECTUS DATED JULY 11, 2003

Effective immediately, the Principal Investment Strategy of the SSgA Large Cap Growth Opportunities Fund is restated in its entirety as follows:

     Under normal market conditions, the fund invests at least 80% of total assets in securities, such as common stocks, issued by companies with large market capitalizations. Shareholders will be notified 60 days prior to changing the 80% investment policy. These large market capitalization companies include, but are not limited to, companies represented by the Russell 1000(R) Index, which has a total market capitalization range of approximately $286.8 billion to $1.2 billion. The fund will measure its performance against the Russell 1000(R) Growth Index.

     The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The fund is focused, holding less than 75 companies exhibiting growth characteristics. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concentrating on competitive advantages and growth drivers. All research is conducted on an industry-relative basis, as the success factors for companies vary according to the specific dynamics of the industry. The companies in the fund generally exhibit stronger potential for earnings growth than their industry peers, as well as a plan to continue the growth trajectory into the future. The fund is diversified across economic sectors, and overweight to the sectors which, in the team's view, stand to benefit from the economic climate. Fund holdings are driven by the analysts' best ideas, yet balanced to ensure broad diversification by individual stock and sector.